EXHIBIT 10.3

                             GEORGETOWN SAVINGS BANK
                               FY08 INCENTIVE PLAN

          All figures below are representative of a twelve month period
================================================================================

Organizational Level:  Executive

Employee: Charles Shediac                    Incentive Target: $15,000 plus
          ---------------------------------                    sliding component
                                                               -----------------
Title:    Senior Vice President, Chief Loan  Current Salary:   $149,000
          Officer                                              -----------------
          ---------------------------------

================================================================================

Tier 1:  Bank-wide Performance

Goal: None set at this time
      ---------------------


Tier 2:  Team Performance - Sales

Goal #1: Commercial Loan Growth
         ----------------------

Payout Percentage: 34% of incentive Target = $5,100

Target: Total net outstanding commercial loan balances of $41,775,300 at June 30, 2008.

Payout Timing: Annual

Additional Payout: $5,100 for every $5,000,000 of commercial loan balances over Target.


Goal #2: Complete Branch Platform Personnel Ability To Refer Residential
         ---------------------------------------------------------------
         Mortgages
         ---------

Payout Percentage: 16.5% of incentive Target = $2,475

Target: Implementation of Branch Platform personnel fully able to refer residential mortgage loans to the Bank's loan originator.

Payout Timing: After each branch has referred at least 3 mortgages to the loan originator and the loans have closed.


Goal #3: Complete Small Business Lending Capability in the Branches
         ----------------------------------------------------------

Payout Percentage: 16.5% of incentive Target = $2,475

Target: Completion of implementation of branch based small business lending products in accordance with Loan Policy

Payout Timing: Upon successful origination and closing of $500,000 in branch based small business loans

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Goal #4: Attain core interest rate spread
         --------------------------------

Payout Percentage: 16.5% of incentive Target = $2,475

Target: Year to date average core interest rate spread, as defined, equal to 3.20%.

Payout Timing: Annual


Goal #5: Exceed core interest rate spread
         --------------------------------

Payout Percentage: 16.5% of incentive Target = $2,475

Target: Year to date average core interest rate spread, as defined, equal to or exceeding 3.30%.

Payout Timing: Annual

Additional Payout: $4,950 for every 10 basis points over Target.


Tier 3: Individual Performance
        ----------------------

Goal: None set at this time
      ---------------------

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